UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee
6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

AEGIS High Yield Fund Class A (AHYAX) Class I (AHYFX)

AEGIS Value Fund Class A (AVFAX) Class I (AVALX)

ANNUAL REPORT December 31, 2014

Shareholders’ Letter

February 3, 2015

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis High Yield Fund and the Aegis Value Fund Annual Report for the twelve months ending December 31, 2014.

If at any time you would like further information about the Funds, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Funds’ performance record. We will briefly review the objectives and strategy of the Funds.

The Aegis High Yield Fund seeks maximum total return with an emphasis on high current income. The Fund attempts to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below average risk compared to its peers. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the fundamentals. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

Aegis High Yield Fund		Annualized (Unaudited)
	Three Month	One Year	Three Year	Five Year	Ten Year	Since I Share Inception	Since A Share Inception
Class I shares (AHYFX) - at NAV (Inception 1/2/04)	-28.12%	-28.78%	-6.04%	-1.25%	3.71%	3.59%	N/A
Class A shares (AHYAX) - at NAV (Inception 8/24/12)	-28.16%	-28.94%	N/A	N/A	N/A	N/A	-9.36%
Class A shares (AHYAX) - With Load	-30.86%	-31.59%	N/A	N/A	N/A	N/A	-10.83%
Barclays Capital High Yield Index	-1.00%	2.45%	8.43%	9.03%	7.74%	8.04%	6.34%

Aegis Value Fund		Annualized (Unaudited)
	Three Month	One Year	Three Year	Five Year	Ten Year	Since I Share Inception	Since A Share Inception
Class I shares (AVALX) - at NAV (Inception 5/15/98)	-15.25%	-25.82%	7.87%	9.31%	5.02%	9.50%	N/A
Class A shares (AVFAX) - at NAV (Inception 2/26/14)	-15.26%	N/A	N/A	N/A	N/A	N/A	-26.01%
Class A shares (AVFAX) - With Load	-18.42%	N/A	N/A	N/A	N/A	N/A	-28.79%
Russell 2000 Value Index	9.40%	4.22%	18.29%	14.26%	6.89%	8.19%	4.42%
S&P 500 Index	4.93%	13.69%	20.41%	15.45%	7.67%	5.73%	13.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. The Aegis High Yield Fund imposes a 2% redemption fee on shares held for less than 180 days. Performance data does not reflect the redemption fee, which would have reduced the total return. Performance data for the AHYAX shares of the Aegis High Yield Fund and AVFAX of the Aegis Value Fund reflects the Class A maximum sales charge of 3.75%. Performance data shown for the Class A-at NAV does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Aegis High Yield Fund Class I and Class A have an annualized gross expense ratio of 1.32% and 1.57%, respectively per the Fund’s most recent Prospectus. The Aegis High Yield Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.20%, and 1.45%, respectively. The Aegis Value Fund Class I and Class A have an annualized gross expense ratio of 1.38% and 1.63%, respectively per the Fund’s most recent Prospectus. The Advisor has contractually agreed to waive fees for both Funds through 4/30/2015.

Aegis High Yield Fund	Class I	Class A
Net Assets	$27.3 Million	$5.7 Million
NAV / Share	$5.75	$5.73
Net Expense Ratio (inclusive of Management & 12b-1 Fee)*	1.20%	1.45%
Gross Expense Ratio*	1.32%	1.57%
Management Fee	0.90%	0.90%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee (<180 Days)	2.00%	2.00%
30-Day SEC Yield - Subsidized**	14.15%	13.18%
30-Day SEC Yield - Unsubsidized**	13.95%	12.98%
Distributions***	$0.7513	$0.7309

*	As reported in the Funds’ Prospectus dated April 30, 2014.

**	As of December 31, 2014.

***	Income distributions and return of capital. No capital gain distributions.

	Aegis High Yield Fund	Barclays Capital High Yield Index
Weighted Average Maturity (years)	3.4	6.5
Adjusted Duration (including cash)	0.4	4.3

The adjusted duration of the Aegis High Yield Fund portfolio (excluding Fund holdings of equity securities) was estimated at 0.4 years, compared to a reported 4.3 years for the Barclays Capital High Yield Index.  Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates.  Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

For the twelve months ending December 31, 2014, the Aegis High Yield Fund posted a total return of -28.78 percent and -28.94 percent return, at NAV, for the Class I and A shares, respectively, versus a total return of 2.45 percent for its benchmark, the Barclays Capital High Yield Index (“the Index”).  Most negatively impacting the Fund’s performance were losses in holdings of Cal Dive International, Exide Technologies and Mriya Agro Holdings.  Top positive contributors to performance include bond positions in Tower Group, Inc., Ruby Tuesday and Black Elk Energy Offshore.

Aegis Value Fund	Class I	Class A
Net Assets	$160.5 Million	$0.3 Million
NAV / Share	$13.12	$13.09
Gross Expense Ratio*	1.38%	1.63%
Management Fee	1.20%	1.20%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee	None	None
Income & capital gain distributions**	$2.7762	$2.7762

*	As reported in the Funds’ Prospectus dated April 30, 2014.

**	All Long Term Capital Gain distributions.

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through December 31, 2014, the Fund has posted a cumulative gain of 352.35%, compared to a cumulative gain of 270.13% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 217.39%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 152.57%.

From inception of the Aegis Value Fund’s Class A shares on February 26, 2014 through December 31, 2014, the Fund has posted a cumulative loss of -26.01% at NAV, compared to a cumulative gain of 4.42% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 3.16%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 13.50%.

For the twelve month period ending December 31, 2014, the Aegis Value Fund Class I Shares lost 25.82%, underperforming the Russell 2000 Value Index, which increased 4.22%.  Meaningful declines in energy issues Cal Dive International, McDermott International and Paragon Offshore along with compressor manufacturer Tecumseh Products Co. and tobacco merchant Alliance One International were responsible for a majority of the Fund’s negative performance.  Investments in Patterson-UTI Energy, Stone Energy and Mercer International most positively impacted performance.  The Russell 2000 Index gained 4.89% while the S&P 500 gained 13.69% over the same period.

A more in-depth review of the Funds’ performance, outlook and general market commentary can be found in the Fourth Quarter 2014 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities. Its use in connection with any offering of Fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Value stocks may fall out of favor with investors and underperform growth stocks during given periods. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Barclays Capital High Yield Index: An index that measures the market of USD denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses
December 31, 2014
(Unaudited)

Important Note

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Class A only) and other Fund expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 3.75% when you invest. Class I shares of the Funds charge no sales load.

          This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 – December 31, 2014 for the Aegis High Yield Fund Class I and Class A and the Aegis Value Fund Class I and Class A.

Actual expenses

          The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

          The below table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Actual			Hypothetical (5% annual return before expenses)
	Beginning Account Value 7/1/14	Ending Account Value(1) 12/31/14	Expenses Paid During Period		Ending Account Value(1) 12/31/14	Expenses Paid During Period
Aegis High Yield Fund – Class A	$1,000.00	$675.60	$6.14	(2)	$1,017.88	$7.40	(2)
Aegis High Yield Fund – Class I	$1,000.00	$676.50	$5.07	(3)	$1,019.16	$6.11	(3)
Aegis Value Fund – Class A	$1,000.00	$719.90	$7.59	(4)	$1,016.38	$8.89	(4)
Aegis Value Fund – Class I	$1,000.00	$721.10	$6.51	(5)	$1,017.64	$7.63	(5)

(1)
The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 to December 31, 2014 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.45%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2014 —12/31/2014).

(3)	Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2014 —12/31/2014).

(4)	Expenses are equal to the Fund’s annualized expense ratio (1.75%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2014 —12/31/2014).

(5)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2014 —12/31/2014).

Please see performance data disclosure on page 1

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Key Statistics (Unaudited)

Result of a $10,000 Investment Aegis High Yield Fund – Class A
(assumes investment made on August 24, 2012)

Result of a $10,000 Investment Aegis High Yield Fund – Class I
(assumes investment made on December 31, 2004)

Result of a $10,000 Investment in Aegis Value Fund – Class A
(assumes investment made on February 26, 2014)

Result of a $10,000 Investment in Aegis Value Fund – Class I
(assumes investment made on December 31, 2004)

Average Annual Total Returns (Unaudited) As of December 31, 2014

Aegis High Yield Fund

	Class A (No Sales Charge)	Class A (With Sales Charge)*	Barclays Capital High Yield Index
Three months	-28.03%	-30.74%	-1.00%
Six months	-32.45%	-35.00%	-2.85%
Nine months	-31.19%	-33.78%	-0.51%
Trailing 1 Year	-28.94%	-31.59%	2.45%
Average annual since inception
(August 24, 2012)	-9.36%	-10.83%	6.34%

	Class I	Barclays Capital High Yield Index
Trailing 1 Year	-28.78%	2.45%
Trailing 3 Year	-6.04%	8.43%
Trailing 5 Year	-1.25%	9.03%
Trailing 10 Year	3.59%	7.74%

Aegis Value Fund

	Class A (No Sales Charge)	Class A (With Sales Charge)*	Russell 2000 Value Index
Three months	-15.26%	-18.42%	9.40%
Six months	-28.01%	-30.70%	0.01%
Nine months	-24.88%	-27.71%	2.40%
Cumulative since inception
(February 26, 2014)	-26.01%	-28.79%	4.42%

	Class I	Russell 2000 Value Index
Trailing 1 Year	-25.82%	4.22%
Trailing 3 Year	7.87%	18.29%
Trailing 5 Year	9.31%	14.26%
Trailing 10 Year	5.02%	6.89%

*	With sales charge returns reflect the deduction of the current maximum initial sales charge of 3.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges.

Returns on both Classes of the Aegis High Yield Fund, Aegis Value Fund, the Barclays Capital High Yield Index and the Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of April 30, 2014, the effective date of the most recent prospectus, the gross expense ratio for the Aegis High Yield Fund Class A was 1.57% and for Class I was 1.32%, the gross expense ratio for the Aegis Value Fund Class A was 1.63% and for Class I was 1.38%.

Portfolio Characteristics
December 31, 2014
(Unaudited)

Aegis High Yield Fund

Industry Breakdown

	% of the Fund’s Net Assets
Common Stock		2.3%
Mining	2.0%
Oil Companies – Exploration & Production	0.3%
Corporate Bond.		9.1%
Diversified Financial Services	0.8%
Engineering & Construction	0.1%
Oil Companies – Exploration & Production	4.2%
Paper Products	4.0%
Other Assets & Liabilities		88.6%
Net Assets		100.0%

Credit Quality% of Corporate Bonds
B		40.5%
Below CCC or Unrated		59.5%
		100.0%
Maturity (Or Most Likely Call)% of Corporate Bonds
1 — 5 years		75.3%
5 — 10 years		24.7%
		100%

Portfolio Characteristics
December 31, 2014
(Unaudited)

Aegis Value Fund

Industry Breakdown

	% of the Fund’s Net Assets
Common Stock		92.9%
Aerospace & Defense	1.5%
Auto Components	1.6%
Capital Markets	0.4%
Commercial Banks	0.0%
Diversified Financial Services	1.5%
Electronic Equipment, Instruments & Components	1.2%
Energy Equipment & Services	11.0%
Food Products	1.5%
Hotels, Restaurants & Leisure	4.8%
Household Durables	2.5%
Independent Power Producers & Energy Traders	0.7%
Insurance	7.5%
Machinery	6.1%
Marine	0.2%
Media	0.2%
Metals & Mining	22.4%
Oil, Gas & Consumable Fuels	6.6%
Paper & Forest Products	6.9%
Real Estate Management & Development	1.8%
Semiconductor & Semiconductor Equipment	5.3%
Textiles, Apparel & Luxury Goods	3.9%
Thrifts & Mortgage Finance	0.1%
Tobacco	5.2%
REITS		2.8%
Real Estate Investment Trusts (REIT)	2.8%
Warrants		2.1%
Oil, Gas & Consumable Fuels	0.0%
Metals & Mining	0.0%
Insurance	2.1%
Other Assets in Excess of Liabilities		2.2%
Total Net Assets		100.0%

Aegis High Yield Fund
Schedule of Portfolio Investments
December 31, 2014

		Shares	Value
Common Stocks – 2.3%

Mining – 2.0%
Amerigo Resources Ltd.(1)(3)	CAD	1,199,300	$252,452
Jaguar Mining Inc.(1)(3)(5)		1,447,199	410,960
			663,412
Oil Companies – Exploration & Production – 0.3%
Woodbine Holdings LLC(1)(2)(5)		56,010	84,015
Total Common Stocks (Cost $1,418,893)			747,427

		Principal Amount
Corporate Bonds – 8.3%

Engineering & Construction – 0.1%
Pfleiderer Finance BV, Company Guarantee, 7.125%, 02/14/2049,(3)(4)	EURO	650,000	35,394
Oil Companies – Exploration & Production – 4.2%
New Gulf Resources LLC/NGR Finance Corp., 11.750%, 05/15/2019, (Acquired Various Dates, Cost $2,013,125)(2)(5)		$2,000,000	1,400,000
Paper Products – 4.0%
Fortress Paper Ltd., 7.000%, 12/31/2019(3)	CAD	5,251,000	1,310,716
Total Corporate Bonds (Cost $5,504,753)			$2,746,110

	Unit
Liquidating Interest – 0.8%

Diversified Financial Services 0.8%
Penson Worldwide, Inc., Sr. Unsec., 8.000%, 12/31/2031,(2)(4)(5) (Acquired Various Dates, Cost $970,465)	1,050,290	10,000
Penson Worldwide, Inc., Sec., 12.500%, 05/15/2017,(2)(4)(5) (Acquired Various Dates, Cost $584,753)	992,503	250,253
Total Liquidating Interests (Cost $1,555,218)		260,253

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Schedule of Portfolio Investments
December 31, 2014

Value
Total Investments – 11.4% (Cost $8,478,864)	3,753,790
Other Assets in Excess of Liabilities – 88.6%	29,319,444
Net Assets – 100.0%	$33,073,234

(1)	Non income producing securities.

(2)
144A Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(3)	Foreign security denominated in U.S. Dollars.

(4)	Issue is in default or bankruptcy.

(5)	Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees. The total amount of these securities amounted to $2,155,228 (6.52% net assets).

CAD = Canadian Dollar

EURO = The European Currency

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
December 31, 2014

	Shares	Value
Common Stocks – 92.9%

Consumer Discretionary – 13.0%

Auto Components – 1.6%
Superior Industries International, Inc.	131,593	$2,604,226

Hotels, Restaurants & Leisure – 4.8%
Bowl America, Inc. Class A	9,481	135,768
Frisch’s Restaurants, Inc.	18,486	495,425
Luby’s, Inc.(1)	230,603	1,049,243
Ruby Tuesday, Inc.(1)	893,052	6,108,476
		7,788,912
Household Durables – 2.5%
Bassett Furniture Industries, Inc.	116,062	2,264,370
Natuzzi S.p.A. – SP ADR(1)(2)	373,265	578,561
Retail Holdings N.V.(2)	57,305	1,260,710
		4,103,641
Media – 0.2%
Ballantyne Strong Inc.(1)	60,293	247,804

Textiles, Apparel & Luxury Goods – 3.9%
Delta Apparel, Inc.(1)(3)	611,302	6,223,054
Total Consumer Discretionary		20,967,637

Consumer Staples – 6.7%

Food Products – 1.5%
Legumex Walker Inc.(1)(2)(3)	1,021,500	2,329,984

Tobacco – 5.2%
Alliance One International, Inc.(1)(3)	5,288,154	8,355,283
Total Consumer Staples		10,685,267

Energy – 17.6%

Energy Equipment & Services – 11.0%
Gulfmark Offshore, Inc. – Class A	125,109	3,055,162
McDermott International, Inc.(1)(2)	1,089,561	3,170,623
Mitcham Industries, Inc.(1)	226,510	1,343,204
Paragon Offshore PLC(2)	1,873,103	5,188,495
Parker Drilling Co.(1)	1,020,497	3,132,926
Rowan Companies PLC – Class A(2)	79,300	1,849,276
		17,739,686

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
December 31, 2014

		Shares	Value
Oil, Gas & Consumable Fuels – 6.6%
Comstock Resources, Inc.		411,782	$2,804,236
Energy XXI (Bermuda) Ltd.(2)		93,167	303,724
Peabody Energy Corp.		483,800	3,744,612
Questerre Energy Corp. – Class A(1)(2)	CAD	1,593,800	528,157
WPX Energy Inc.(1)		275,315	3,201,914
			10,582,643
Total Energy			28,322,329

Financials – 11.3%

Capital Markets – 0.4%
U.S. Global Investors, Inc. – Class A		226,323	701,601

Commercial Banks – 0.0%
Citizens Bancshares Corp.		3,024	26,702

Diversified Financial Services 1.5%
California First National Bancorp.		167,096	2,382,789

Insurance – 7.5%
Aspen Insurance Holdings Ltd.(2)		85,600	3,746,712
EGI Financial Holdings, Inc.(2)	CAD	573,735	6,498,840
White Mountains Insurance Group Ltd.(2)		2,761	1,739,734
			11,985,286
Real Estate Management & Development – 1.8%
Public Service Properties
Investments Ltd.(1)(2)(3)		7,069,706	2,837,359

Thrifts & Mortgage Finance – 0.1%
First Federal of Northern Michigan
Bancorp, Inc.		35,640	194,594
Total Financials			18,128,331

Industrials – 7.8%

Aerospace & Defense – 1.5%
Sypris Solutions, Inc.		888,627	2,345,975

Machinery – 6.1%
Hardinge, Inc.		255,497	3,045,524
Tecumseh Products Co.(1)(3)		2,196,144	6,786,085
			9,831,609

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
December 31, 2014

		Shares	Value
Marine – 0.2%
Globus Maritime Ltd.(1)(2)		127,197	$305,273
Total Industrials			12,482,857

Information Technology – 6.5%

Electronic Equipment, Instruments & Components – 1.2%
Frequency Electronics, Inc.(1)		174,383	1,993,198

Semiconductor & Semiconductor Equipment – 5.3%
Photronics, Inc.(1)		847,848	7,045,617
Rubicon Technology, Inc.(1)		317,400	1,450,518
			8,496,135
Total Information Technology			10,489,333

Materials – 29.3%

Metals & Mining – 22.4%
Amerigo Resources Ltd.(1)(2)(3)		8,906,800	1,874,881
AuRico Gold Inc.(2)		1,055,378	3,461,640
Avino Silver & Gold Mines(1)(2)	CAD	1,686,675	2,125,211
Coeur Mining Inc.(1)		406,930	2,079,412
Continental Gold Ltd.(1)(2)		798,800	1,271,975
Dalradian Resources Inc.(1)(2)	CAD	4,521,770	2,880,108
Geodrill Ltd.(1)(2)	CAD	945,000	471,768
GoldQuest Mining Corp.(1)		2,849,300	245,249
Guyana Goldfields Inc. (1)(2)		938,550	2,253,928
Lake Shore Gold Corp.(1)(2)		3,293,966	2,239,897
Nevsun Resources Ltd.		2,011,014	7,822,844
Newstrike Capital, Inc.(1)		385,500	335,131
Olympic Steel Inc.		103,685	1,843,519
Rio Alto Mining Ltd.(1)(2)		1,022,139	2,481,006
Sulliden Mining Capital Inc.(1)(2)	CAD	407,693	147,384
Universal Stainless & Alloy Products Inc.(1)		180,102	4,529,565
			36,063,518

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
December 31, 2014

		Shares	Value
Paper & Forest Products – 6.9%
Mercer International, Inc.(1)		379,791	$4,667,631
Resolute Forest Products Inc.(1)		359,932	6,338,403
			11,006,034
Total Materials			47,069,552

Utilities – 0.7%

Independent Power Producers & Energy Traders – 0.7%
Maxim Power Corp.(1)(2)	CAD	493,200	1,116,471
Total Utilities			1,116,471
Total Common Stocks (Cost $189,958,536)			149,261,777

REITS – 2.8%

Financials – 2.8%

Real Estate Investment Trusts (REITs) – 2.8%
Equity Commonwealth		178,655	4,586,074
Total Financials			4,586,074

Total REITS (Cost $3,260,903)			4,586,074

Warrants – 2.1%

Energy – 0.0%

Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resourses, Corp.,
Exercise Price: $85.00, 04/15/2016(1)(4)		141,667	8,500
Total Energy			8,500

Financials – 2.1%

Insurance – 2.1%
American International Group, Inc.,
Exercise Price: $45.00, 01/19/2021(1)		135,279	3,330,569
Total Financials			3,330,569

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
December 31, 2014

	Shares	Value
Materials – 0.0%
Metals & Mining – 0.0%
Avino Silver & Gold Mines, Exercise Price: $2.87, 02/25/2017(1)(4)	311,922	$59,265
Dalradian Resources Inc., Exercise Price: $0.90, 02/19/2015(1)(2)	500,000	6,455
Total Materials		65,720
Total Warrants (Cost $1,120,124)		3,404,789

Total Investments – 97.8% (Cost $194,339,563)		$157,252,640
Other Assets in Excess of Liabilities – 2.2%		3,512,416
Net Assets – 100.0%		$160,765,056

(1)	Non-income producing securities.

(2)	Foreign security denominated in U.S. Dollars.

(3)	Affiliated Company – The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.

(4)	Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.

CAD = Canadian Dollar

ADR = American Depositary Receipt

PLC = Public Limited Company

REIT = Real Estate Investment Trusts

The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Statement of Assets and Liabilities
December 31, 2014

Assets
Total investments in securities, at value (cost $8,478,864)	$3,753,790
Cash	22,965,955
Interest and dividends receivable	92,327
Receivable for investment securities sold	6,547,301
Prepaid expenses	15,381
Total Assets	33,374,754
Liabilities
Accrued trustee and chief compliance officer fees	9,501
Payable for fund shares redeemed	151,292
Payable to investment advisor	82,784
Payable for distribution fees	10,753
Accrued transfer agent fees	7,595
Accrued audit fees	16,503
Accrued printing and mailing fees	7,103
Other payables	15,989
Total Liabilities	301,520
Net Assets	$33,073,234
Net assets consist of:
Paid-in capital	$64,493,822
Accumulated net investment loss	(7,209)
Accumulated net realized loss on investments and foreign currency transactions	(26,688,305)
Net unrealized depreciation on investments and foreign currency translations	(4,725,074)
Net Assets	$33,073,234

Class A Shares
Net Assets	$5,749,977
Unlimited authorized shares, no par value Outstanding Shares	1,004,287
Net asset value, redemption price** per share(1)	$5.73	*
Maximum offering price per share, after sales load (96.25/100)(1)	$5.95	***

Class I Shares
Net Assets	$27,323,257
Unlimited authorized shares, no par value
Outstanding Shares	4,753,395
Net asset value, offering and redemption price** per share(1)	$5.75	*

*	Shares redeemed within 180 days of purchase are charged a 2.00% redemption fee.

**	Value may be less than NAV due to redemption fee.

***	Reflects a maximum sales charge of 3.75%. A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed within two years of purchase.

(1)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
December 31, 2014

Assets
Investments in unaffiliated securities, at value (cost $142,732,173)	$128,845,994
Investments in affiliated securities*, at value (cost $51,607,390)	28,406,646
Total investments in securities, at value (cost $194,339,563)	$157,252,640
Cash	2,711,945
Receivable for investment securities sold	950,279
Receivable for Fund shares sold	793,109
Interest and dividends receivable	179,919
Prepaid expenses	30,494
Total Assets	161,918,386
Liabilities
Accrued trustee and chief compliance officer fees	10,983
Payable for investment securities purchased	468,120
Payable for distribution fees	230
Payable for fund shares redeemed	403,487
Payable to investment advisor	175,791
Other payables	94,719
Total Liabilities	1,153,330
Net Assets	$160,765,056
Net assets consist of:
Paid-in capital	$205,603,030
Accumulated net investment loss	(191,789)
Accumulated net realized loss on investments and foreign currency transactions	(7,559,262)
Net unrealized depreciation on investments and foreign currency translations	(37,086,923)
Net Assets	$160,765,056
Class A Shares
Net Assets	$257,578
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	19,675
Net asset value, redemption price per share	$13.09
Maximum offering price per share, after sales load (96.25/100)	$13.60 **
Class I Shares
Net Assets	$160,507,478
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	12,234,500
Net asset value per share(1)	$13.12

*	Please refer to Note 7 for additional details.

**	Reflects a maximum sales charge of 3.75%. A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed within two years of purchase.

(1)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements

Aegis High Yield Fund
Statement of Operations
For the Year Ended December 31, 2014

Investment Income
Dividend income	$339,393
Interest income	6,188,246
Total Investment Income	6,527,639
Expenses
Investment advisory fees (Note 3)	655,065
Fund servicing fees	67,361
Transfer agent & custody fees	51,228
Registration fees	41,592
Trustees & chief compliance officer fees	35,403
Distribution fees – Class A (Note 4)	28,627
Legal fees	25,778
Printing and postage fees	24,338
Audit fees	17,421
Insurance fees	6,723
Miscellaneous fees	11
Gross expenses	953,547
Waiver of fees (Note 3)	(50,900)
Net Expenses	902,647
Net Investment Income	5,624,992
Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized loss from:
Investments	(25,484,948)
Foreign currency transactions	(47,990)
Net realized loss on investments and foreign currency transactions	(25,532,938)
Change in net unrealized appreciation/depreciation on:
Investments	24,955
Foreign currency translations	(105)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	24,850
Net realized and unrealized loss on investments and foreign currency transactions	(25,508,088)
Net decrease in net assets resulting from operations	$(19,883,096)

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Operations
For the Year Ended December 31, 2014

Investment Income
Dividends from unaffiliated companies #	$1,750,806
Total investment income	1,750,806
Expenses
Investment advisory fees (Note 3)	2,944,116
Fund servicing fees	193,389
Transfer agent & custody fees	160,172
Printing and postage fees	109,505
Legal fees	67,454
Registration fees	52,267
Directors & chief compliance officer fees	38,914
Insurance fees	24,924
Audit fees	22,809
Distribution fees – Class A (Note 4)	297
Miscellaneous fees	3,143
Gross expenses	3,616,990
Waiver of fees (Note 3)	(27,426)
Net Expenses	3,589,564
Net Investment Loss	(1,838,758)
Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain (loss) from:
Investments in unaffiliated companies	31,714,293
Investments in affiliated companies (Note 7)	(2,742,453)
Net realized gain on investments and foreign currency transactions	28,971,840
Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated companies	(65,386,606)
Investments in affiliated companies (Note 7)	(24,335,712)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(89,722,318)
Net realized and unrealized loss on investments and foreign currency transactions	(60,750,478)
Net decrease in net assets resulting from operations	$(62,589,236)

#	Net of foreign tax withholding of $85,224.

The accompanying notes are an integral part of these financial statements.

Aegis High Yield
Fund Statements of Changes in Net Assets

	For the Years Ended
	December 31, 2014	December 31, 2013
Operations:
Net investment income	$5,624,992	$5,649,389
Net realized loss on investments and foreign currency transactions	(25,532,938)	(78,520)
Change in unrealized appreciation/depreciation on investments and foreign currency translations	24,850	(253,015)
Net increase (decrease) in net assets resulting from operations	(19,883,096)	5,317,854
Distributions
Net investment income – Class A	(900,870)	(636,231)
Net investment income – Class I	(4,936,634)	(4,618,669)
Return of capital – Class A	(78,356)	—
Return of capital – Class I	(424,130)	—
Net decrease in net assets resulting from distributions paid	(6,339,990)	(5,254,900)
Capital share transactions*
Subscriptions – Class A	5,815,299	5,254,223
Subscriptions – Class I	21,815,909	24,588,826
Distributions reinvested – Class A	145,682	85,796
Distributions reinvested – Class I	4,708,399	4,012,283
Redemptions – Class A	(6,101,663)	(297,813)
Redemptions – Class I	(36,122,970)	(18,493,671)
Redemptions fees – Class A	4,529	1,156
Redemptions fees – Class I	71,177	84,523
Net increase (decrease) in net assets resulting from capital share transactions	(9,663,638)	15,235,323
Total Increase (Decrease) in Net Assets	(35,886,724)	15,298,277
NET ASSETS
Beginning of year	68,959,958	53,661,681
End of year	$33,073,234	$68,959,958
Accumulated net investment loss at the end of the year	$(7,209)	$(147,835)

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Statements of Changes in Net Assets

	For the Years Ended
	December 31, 2014	December 31, 2013
*Share information – Class A
Subscriptions	658,031	588,637
Distributions reinvested	18,110	9,646
Redemptions	(803,821)	(33,354)
Net increase (decrease) in shares	(127,680)	564,929
Beginning shares	1,131,967	567,038
Ending shares	1,004,287	1,131,967
*Share information – Class I
Subscriptions	2,532,330	2,752,280
Distributions reinvested	571,292	450,181
Redemptions	(5,015,481)	(2,067,684)
Net increase (decrease) in shares	(1,911,859)	1,134,777
Beginning shares	6,665,254	5,530,477
Ending shares	4,753,395	6,665,254

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	For the Year Ended December 31, 2014	Four Months Ended December 31, 2013	For the Year Ended August 31, 2013
Operations:
Net investment loss	$(1,838,758)	$(801,544)	$(186,394)
Net realized gain on investments and foreign currency transactions	28,971,840	3,849,908	31,337,436
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(89,722,318)	17,004,384	33,481,291
Net increase (decrease) in net assets resulting from operations	(62,589,236)	20,052,748	64,632,333
Distributions
Net investment income – Class I	—	(462,732)	(102,561)
Net realized gain on investments – Class A	(42,707)	—	—
Net realized gain on investments – Class I	(29,670,840)	(9,080,744)	—
Net decrease in net assets resulting from distributions paid	(29,713,547)	(9,543,476)	(102,561)
Capital share transactions*
Subscriptions – Class A	358,431	—	—
Subscriptions – Class I	32,740,923	30,768,550	136,026,434
Distributions Reinvested – Class A	42,707	—	—
Distributions Reinvested – Class I	28,163,220	9,100,226	97,823
Redemptions – Class A	(31,444)	—	—
Redemptions – Class I	(101,852,004)	(52,245,175)	(51,422,310)
Net decrease in net assets resulting from capital share transactions	(40,578,167)	(12,376,399)	(84,701,947)
Total Increase (Decrease) in Net Assets	(132,880,950)	(1,867,127)	149,231,719
Net Assets
Beginning of period	293,646,006	295,513,133	146,281,414
End of period	$160,765,056	$293,646,006	$295,513,133
Accumulated net investment loss at end of period	$(191,789)	$(155,106)	$(174,508)

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	For the Year Ended December 31, 2014	Four Months Ended December 31, 2013	For the Year Ended August 31, 2013
*Share information – Class A
Subscriptions	18,639	—	—
Distributions reinvested	3,129	—	—
Redemptions	(2,093)	—	—
Net increase in shares	19,675	—	—
Beginning shares	—	—	—
Ending shares	19,675	—	—
*Share information – Class I
Subscriptions	1,714,166	1,441,417	7,162,573
Distributions reinvested	2,060,222	433,964	6,042
Redemptions	(5,341,048)	(2,454,549)	(2,836,706)
Net increase (decrease) in shares	(1,566,660)	(579,168)	4,331,909
Beginning shares	13,801,160	14,380,328	10,048,419
Ending shares	12,234,500	13,801,160	14,380,328

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund – Class A
Financial Highlights

          The table below sets forth financial data for a share outstanding in the Fund throughout each period presented:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period from August 24, 2012 (Commencement of Operations) to December 31, 2012
Per Share Data
Net asset value, beginning of period	$8.82	$8.79	$8.83
Income from investment operations:
Net investment income	0.64	1.33	0.23
Net realized and unrealized loss on investments and foreign currency transactions	(3.00)	(0.56)	(0.02)
Total from investment operations	(2.36)	0.77	0.21
Less distributions to shareholders from:	(0.65)	(0.74)	(0.25)
Net investment income
Return of capital	(0.08)	—	—
Total Distributions	(0.73)	(0.74)	(0.25)
Redemption fees(1)	—	—	—
Net asset value, end of period (6)	$5.73	$8.82	$8.79
Total investment return (2) (6)	-28.94%	9.06%	2.40	%(4)
Ratios (to average net assets)/Supplemental data:
Expenses after fee waiver	1.45%	1.45%	1.45	%(5)
Expenses before fee waiver	1.52%	1.57%	2.19	%(5)
Net investment income after fee waiver	7.52%	9.01%	8.44	%(5)
Net investment income before fee waiver	7.45%	8.89%	7.70	%(5)
Portfolio turnover(3)	60%	58%	23	%(4)
Net assets at end of period (000’s)	$5,750	$9,988	$4,985

(1)	Less than one cent per share.

(2)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is -31.59%, 5.11% and -1.44%, respectively.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4)	Not Annualized.

(5)	Annualized.

(6)
Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements

Aegis High Yield Fund – Class I
Financial Highlights

          The table below sets forth financial data for a share outstanding in the Fund throughout each year presented:

	Years Ended December 31,
	2014		2013		2012		2011	2010
Per Share Data
Net asset value, beginning of year	$8.85		$8.80		$9.05		$9.99	$10.19
Income from investment operations:
Net investment income	0.66		1.52		0.83		0.75	0.79
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.02)		(0.71)		(0.28)		(0.85)	0.59
Total from investment operations	(2.36)		0.81		0.55		(0.10)	1.38
Less distributions to shareholders from:
Net investment income	(0.67)		(0.77)		(0.81)		(0.75)	(0.80)
Net realized capital gains	—		—		—		(0.12)	(0.79)
Return of capital	(0.08)		—		—		—	—
Total Distributions	(0.75)		(0.77)		(0.81)		(0.87)	(1.59)
Redemption fees	0.01		0.01		0.01		0.03	0.01
Net asset value, end of year (2)	$5.75		$8.85		$8.80		$9.05	$9.99
Total investment return (2)	-28.78%		9.54%		6.35%		-0.89%	14.22%
Ratios (to average net assets)/Supplemental data:
Expenses after fee waiver	1.20%		1.20%		1.20%		1.20%	1.20%
Expenses before fee waiver	1.27%		1.32%		1.52%		1.45%	1.90%
Net investment income after fee waiver	7.77%		9.26%		9.16%		7.95%	8.34%
Net investment income before fee waiver	7.70%		9.14%		8.84%		7.70%	7.64%
Portfolio turnover	60	%(1)	58	%(1)	23	%(1)	46%	123%
Net assets at end of year (000’s)	$27,323		$58,972		$48,677		$40,252	$23,072

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(2)
Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class A
Financial Highlights

          The table below sets forth financial data for a share outstanding in the Fund throughout the period:

	For the Period from February 26, 2014 (Commencement of Operations) to December 31, 2014
Per Share Data
Net asset value, beginning of period	$21.29
Income from investment operations:
Net investment loss(5)	(0.16)
Net realized and unrealized loss on investments and foreign currency transactions	(5.26)
Total from investment operations	(5.42)
Less distributions to shareholders from:
Net realized capital gains	(2.78)
Total distibutions	(2.78)
Net asset value, end of year	$13.09
Total investment return(1)	-26.01	%(3)
Ratios (to average net assets)/Supplemental data:
Expenses after fee waiver	1.75	%(4)
Expenses before fee waiver	1.79	%(4)
Net investment loss	(1.04	)%(4)
Portfolio turnover(2)	32	%(3)
Net assets at end of period (000’s)	$258

(1)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is -28.79%.

(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(3)	Not Annualized.

(4)	Annualized.

(5)	Per share net investment income (loss) was calculated prior to tax adjustment, using average shares method.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class I
Financial Highlights

          The table below sets forth financial data for a share outstanding in the Fund throughout each period:

	For the Year Ended December 31,		For the Four Months Ended December 31,		Years Ended August 31,
	2014		2013(4)		2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$21.28		$20.55		$14.56	$13.16	$10.52	$8.99
Income from investment operations:
Net investment loss(1)	(0.15)		(0.06)		(0.02)	—	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.23)		1.50		6.02	1.40	2.74	1.59
Total from investment operations	(5.38)		1.44		6.00	1.40	2.64	1.54
Less distributions to shareholders from:
Net investment income	—		(0.03)		(0.01)	—	—	(0.01)
Net realized capital gains	(2.78)		(0.68)		—	—	—	—
Total Distributions	(2.78)		(0.71)		(0.01)	—	—	(0.01)
Net asset value, end of period	$13.12		$21.28		$20.55	$14.56	$13.16	$10.52
Total investment return	-25.82	%(5)	7.07	%(2)	41.23%	10.64%	25.10%	17.08%
Ratios (to average net assets)/Supplemental data:
Expenses after fee waivers	1.46%		1.38	% (3)	1.43%	1.47%	1.48%	1.45%
Expenses before fee waivers	1.47%		1.38	%(3)	1.43%	1.47%	1.48%	1.43%
Net investment income (loss)	(0.76)%		(0.79)	% (3)	(0.09)%	0.02%	(0.72)%	(0.50)%
Portfolio turnover	32%		13	%(2)	35%	20%	29%	50%
Net assets at end of period (000’s)	$160,507		$293,646		$295,513	$146,281	$152,097	$144,824

(1)	Per share net investment loss was calculated using average shares method.

(2)	Not Annualized.

(3)	Annualized.

(4)	On October 21, 2013, the Board of Directors approved the change in the fiscal year end to December 31st.

(5)
Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
December 31, 2014

1. The Organization

The Aegis Funds (comprised of the Aegis High Yield Fund and the Aegis Value Fund) (the “Funds”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management investment company. The shares of the Aegis Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The Aegis High Yield Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of high-yield fixed-income securities, which include debt securities and preferred stocks.

The Aegis Value Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

The Funds currently offers Class A and Class I shares. The Aegis High Yield Fund’s Class A shares commenced operations August 24, 2012. The Aegis High Yield Fund’s Class I commenced operations January 2, 2004. The Aegis Value Fund’s Class A shares commenced operations February 26, 2014. The Aegis Value Fund’s Class I commenced operations May 15, 1998. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. The Aegis High Yield Fund’s Class A and Class I shares sold or exchanged within 180 days of purchase are subject to a redemption fee of 2.00% of the value of shares sold or exchanged. The Aegis High Yield Fund’s Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date. The Aegis Value Fund’s Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

Notes to Financial Statements
December 31, 2014

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●
Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Notes to Financial Statements
December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

●
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Corporate bonds and convertible bonds. Debt securities may be valued at mean prices supplied by the Fund’s pricing agents based on broker or dealer supplied valuation or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating and interest rate. If an independent pricing agent cannot price a particular debt security, the Advisor may obtain and use a price provided by an independent dealer who was the underwriter for the issuance or who makes a market in that security maturity. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Notes to Financial Statements
December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

Senior Loans. The Aegis High Yield Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (LIBOR), plus a premium. This floatingrate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Fund invests primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Fund will attempt to manage these risks through ongoing analysis and monitoring of Borrowers. Senior Loans in which the Fund invests may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund’s investments in Senior Loans will be more dependent on the analytical abilities of the Advisor than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisor will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to significant contractual restrictions on resale and, therefore, will be illiquid.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Notes to Financial Statements
December 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2014:

2. Summary of Significant Accounting Policies – (continued)

Aegis High Yield Fund	Level 1	Level 2	Level 3	Total
Common Stock*
Mining	$252,452	$410,960	$—	$663,412
Oil Companies – Exploration & Production	—	—	84,015	84,015
Corporate Bonds*
Engineering & Construction	—	35,394	—	35,394
Oil Companies – Exploration & Production	—	1,400,000	—	1,400,000
Paper Products	—	1,310,716	—	1,310,716
Liquidating Interests
Diversified Financial Services	—	—	260,253	260,253
Total*	$252,452	$3,157,070	$344,268	$3,753,790

*Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.

Notes to Financial Statements
December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

Aegis Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$20,967,637	$—	$—	$20,967,637
Consumer Staples	10,685,267	—	—	10,685,267
Energy	28,322,329	—	—	28,322,329
Financials	15,264,270	2,864,061	—	18,128,331
Industrials	12,482,857	—	—	12,482,857
Information Technology	10,489,333	—	—	10,489,333
Materials	47,069,552	—	—	47,069,552
Utilities	1,116,471	—	—	1,116,471
REITs
Financials	4,586,074	—	—	4,586,074
Warrants
Energy	—	—	8,500	8,500
Financials	3,330,569	—	—	3,330,569
Materials	6,455	—	59,265	65,720
Total*	$154,320,814	$2,864,061	$67,765	$157,252,640

* Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.

The following is a summary of quantitative information about significant unobservable valuation inputs for each Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of December 31, 2014:

Aegis High Yield Fund Investments	Fair Value as of 12/31/2014	Valuation Technique	Unobservable Inputs	Range
Woodbine			Broker Quotes,
Holdings LLC	$84,015	Fair Valuation	Comparables Pricing	$1.50

Penson Worldwide,			Comparables Pricing,
Inc., Sr. Unsec.,			Company Financial
8.000%, 12/31/2031	$10,000	Fair Valuation	Statements	$0.01

Penson Worldwide,			Comparables Pricing,
Inc., Sec., 12.500%,			Company Financial
05/15/2017	$250,253	Fair Valuation	Statements	$0.25

Notes to Financial Statements
December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

Aegis Value Fund Investments	Fair Value as of 12/31/2014	Valuation Technique	Unobservable Inputs	Range
Avino Silver & Gold
Mines, Exercise Price:
$2.87, 02/25/2017	$59,265	Fair Valuation	Pricing Model	$0.19

Magnum Hunter
Resourses, Corp.,
Exercise Price: $85.00,
04/15/2016	$8,500	Fair Valuation	Pricing Model	$0.06

The following is a reconciliation of each Funds Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2014:

Aegis High Yield Fund
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Year Ended December 31, 2014
Fair Value as of 12/31/13	$1,343,431
Total unrealized gain included in earnings	1,593,965
Total unrealized loss included in earnings	(284,110)
Total realized losses included in earnings	(1,922,248)
Sales	(386,770)
Fair Value as of 12/31/14	$344,268
The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$(239,732)

Aegis Value Fund
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Year Ended December 31, 2014
Beginning Balance as of 12/31/13	$308,964
Unrealized losses included in earnings	(503,213)
Realized gains included in earnings	159
Purchases	262,014
Sales	(159)
Ending Balance as of 12/31/14	$67,765
The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$(503,085)

Notes to Financial Statements
December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

During the year ended December 31, 2014, there were the following transfers between Level 1, Level 2 and Level 3 for each Fund.

	Transfers	Market Value
Aegis High Yield Fund	Level 1 to Level 2	$410,960

The transfers from Level 1 to Level 2 were due to certain securities switching from a direct quote in an active market to an evaluated price obtained from the pricing vendor.

Each Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Funds may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Notes to Financial Statements
December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Funds’ shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly for the Aegis High Yield Fund and at least annually for the Aegis Value Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fee. To discourage frequent short-term trading in Fund shares, the Aegis High Yield Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds. If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase. The 180-day period begins on the purchase date and ends 180 days from that date.

The fee will be assessed and retained by the Aegis High Yield Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis).

Notes to Financial Statements
December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

Security Transactions, Income and Expenses. The Funds record security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Each Fund’s class-specific expense is charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Significant Concentrations. The Aegis Funds maintain a demand deposit in excess of FDIC Insurance limits. As a result, the Funds are exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Funds manage this risk by dealing with a major financial institution and monitoring its credit worthiness.

3. Advisory Fees and Other Transactions with Affiliates

Each Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 0.90% of the Aegis High Yield Fund’s average daily net assets and at an annual rate of 1.20% of the Aegis Value Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2015 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Funds on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. Each Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2015, that provides for an expense reimbursement from the Advisor if the Funds’ expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.45% for Aegis High Yield Fund – Class A, 1.20% for Aegis High Yield Fund – Class I, 1.75% for Aegis Value Fund – Class A and 1.50% for Aegis Value Fund – Class I, of each Fund’s average daily net assets. During the year ended December 31, 2014, the Advisor waived fees in the amount of $50,900 and $27,426 for the Aegis High Yield Fund and the Aegis Value Fund, respectively.

Notes to Financial Statements
December 31, 2014

3. Advisory Fees and Other Transactions with Affiliates – (continued)

Each Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.45% for Aegis High Yield Fund – Class A, 1.20% for Aegis High Yield Fund – Class I, 1.75% for Aegis Value Fund – Class A and 1.50% for Aegis Value Fund – Class I and the repayment is made within three years after the year in which the Advisor incurred the expense. As of December 31, 2014, there was $278,303 of fees available to be recovered no later than December 31, 2016, of which, $148,860, $78,543 and $50,900 are recoverable through December 31, 2015, 2016 and 2017, respectively for the Aegis High Yield Fund. As of December 31, 2014, there was $27,426 of fees available to be recovered no later than December 31, 2017 for the Aegis Value Fund.

Certain officers and Trustees of the Funds are also officers of the Advisor. Each Fund pays each Trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for each Fund, $500 for each attended audit committee meeting for each Fund, and $250 for each attended valuation committee meeting for each Fund. In addition, each Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $20,000 paid on a quarterly basis.

4. Distribution and Service Plan

Each Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b- 1 under the 1940 Act for its Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, each Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of its Class A shares average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Aegis High Yield Fund and the Aegis Value Fund incurred $28,627 and $297, respectively in expenses pursuant to the 12b-1 Plan for the year ended December 31, 2014.

Notes to Financial Statements
December 31, 2014

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for each Fund are presented below for the year ended December 31, 2014. There were no purchases or sales of U.S. Government securities during the year.

	Purchases	Sales
Aegis High Yield Fund	$36,400,100	$67,849,933
Aegis Value Fund	$74,942,647	$134,987,260

6. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2014, gross unrealized appreciation and depreciation of investments owned by each Fund, based on cost for federal income tax purposes were as follows:

	Aegis High Yield Fund	Aegis Value Fund
Tax cost of investments	$8,478,864	$195,199,244
Unrealized appreciation	$1,247,105	$23,544,861
Unrealized depreciation	$(5,972,179)	$(61,491,465)
Net unrealized depreciation	$(4,725,074)	$(37,946,604)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Aegis High Yield Fund	Aegis Value Fund
Undistributed ordinary income	$—	$—
Undistributed long term gain	$—	$—
Distributable earnings	$—	$—
Other accumulated losses	$(26,695,514)	$(6,891,370)
Unrealized appreciation on investments	$(4,725,074)	$(37,946,604)
Total accumulated loss	$(31,420,588)	$(44,837,974)

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales and PFIC mark to market adjustments.

Notes to Financial Statements
December 31, 2014

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

As of December 31, 2014, the Aegis High Yield Fund had the following capital loss carryover and expirations. To the extent that each Fund realizes future net capital gains, those gains will be offset by any unused capital loss carry forwards in the character noted below.

	Long Term Amount	Short Term Amount	Expiration
Aegis High Yield Fund	$398,780	$348,191	Indefinite

At December 31, 2014, each Fund deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses and post-October capital losses, as follows:

	Late Year Loss	Post October Capital Loss
Aegis High Yield Fund	$7,209	$25,941,334
Aegis Value Fund	$—	$6,891,370

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2014. The reclassifications were primarily a result of the differing book/tax treatment of distributions from real estate investment trusts and income from passive foreign investment companies and had no impact on the net assets of the Fund.

	Aegis High Yield Fund	Aegis Value Fund
Undistributed Net Investment Income/(Loss)	$353,138	$1,802,075
Accumulated Net Realized Gain/(Loss)	$(408,915)	$(4,101,157)
Paid In Capital	$55,777	$2,299,082

The tax components of dividends paid during the year or period ended August 31, 2013, December 31, 2013 and the year ended December 31, 2014 were as follows:

	Year Ended August 31, 2013		Period Ended December 31, 2013		Year Ended December 31, 2014
	Ordinary Income	Capital Gains	Ordinary Income	Capital Gains	Ordinary Income	Return of Capital	Capital Gains
Aegis High Yield Fund	N/A	N/A	$5,254,900	$—	$5,837,504	$502,486	$—
Aegis Value Fund	$102,561	—	$3,355,791	$6,187,685	$—	$—	$29,713,547

Notes to Financial Statements
December 31, 2014

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file a U.S. Federal Income and excise tax return, as required. The Funds’ Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements
December 31, 2014

7. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in theAegis Value Fund as of December 31, 2014 amounted to $28,406,646, representing 17.68% of net assets. A summary of affiliated transactions for the year ended December 31, 2014 is as follows:

Aegis Value Fund

	ALCO Stores Inc.	Alliance One International Inc.	Amerigo Resources Ltd.	Delta Apparel Inc	Legumex Walker Inc.	Public Service Properties Investments Ltd.	Tecumseh Products Co.**	Total
December 31, 2013 Balance
Shares	231,978	—	8,906,800	408,602	—	—	1,420,620	—
Cost	$2,113,477	$—	$6,309,422	$2,645,255	$—	$—	$12,873,522	$23,941,676
Market Value	$2,157,395	$—	$3,295,516	$6,938,062	$—	$—	$12,685,671	$25,076,644
Gross Additions
Shares	—	5,288,154	—	202,700	1,021,500	7,069,706	887,562	—
Cost	$—	$16,470,054	$—	$1,993,033	$3,471,695	$2,941,068	$6,605,483	$31,481,333
Gross Deductions
Shares	(231,978)	—	—	—	—	—	(112,038)	—
Cost	$(2,113,477)	$—	$—	$—	$—	$—	$(1,702,142)	$(3,815,619)
Proceeds	$249,124	$—	$—	$—	$—	$—	$824,042	$1,073,166
December 31, 2014 Balance
Shares	—	5,288,154	8,906,800	611,302	1,021,500	7,069,706	2,196,144	—
Cost	$—	$16,470,054	$6,309,422	$4,638,288	$3,471,695	$2,941,068	$17,776,863	$51,607,390
Market Value	$—	$8,355,283	$1,874,881	$6,223,054	$2,329,984	$2,837,359	$6,786,085	$28,406,646
Realized gain (loss)	$(1,864,353)	$—	$—	$—	$—	$—	$(878,100)	$(2,742,453)
Investment income	$—	$—	$—	$—	$—	$—	$—	$—

*
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

**
As a result of a recapitalization process, each outstanding shares of Class A shares and Class B shares of Tecumseh of Tecumseh Products Co. on 5/2/2014. There were no Products Co. was reclassified changes to the shareholder’s equity.

8. Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2014, events and transactions subsequent to December 31, 2014 have been evaluated by management for possible adjustment and/ or disclosure. At a meeting held on February 9, 2015, the Board of Trustee approved the closure of the Aegis High Yield Fund, a series of the Aegis Funds, on or about April 30, 2015.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Aegis Funds
and the Shareholders of Aegis High Yield Fund
and Aegis Value Fund

We have audited the accompanying statement of assets and liabilities of the Aegis High Yield Fund, a series of shares in the Aegis Funds, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods presented in the five year period then ended. We have also audited the accompanying statement of assets and liabilities of the Aegis Value Fund, a series of shares in the Aegis Funds, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period September 1, 2013 through December 31, 2013, and for the year ended August 31, 2013, and the financialhighlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian, brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments valued at $344,268 for the High Yield Fund (1% of net assets), whose fair values have been estimated under procedures established by the Board of Trustees in the absence of readily ascertainable fair values.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aegis High Yield Fund and Aegis Value Fund as of December 31, 2014, and the results of their operations, the changes in their net assets and their financial periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
March 2, 2015

Trustees and Officers
(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees*
Eskander Matta Born: 1970 50 Beale Street San Francisco, CA 94105	Trustee	Since 2003	President North America of Dragonmarts Co. Ltd since 2012; Vice President of ebusiness, Blue Shield of California (2008 – 2012); Senior Vice President of Internet Services Group, Wells Fargo & Co. (2002 – 2008).	2	Director of Aegis Value Fund, Inc. (1997 – 2014).

David A. Giannini Born: 1953 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Trustee	Since 2006	Institutional equity sales and research with Scarsdale Equities since 2006.	2	Director of Aegis Value Fund, Inc. (2006 – 2014).

V. Scott Soler Born: 1969 7500 San Felipe Suite 340 Houston, TX 77063	Trustee	Since 2007	Co-owner at Limestone Value Partners since 2011; Managing Director and Senior Advisor of Quantum Energy Partners since 2006.	2	Director of Aegis Value Fund, Inc. (2007 – 2014).

Interested Trustee**
Scott L. Barbee Born: 1971 6862 Elm Street Suite 830 McLean, VA 22101	President Trustee Treasurer Secretary	Since 2009 Since 2003 2003 – 2008 2006 – 2008	President of Aegis Financial Corporation since 2009; President of Aegis Value Fund, Inc. since 2009; Treasurer, Secretary and Managing Director of Aegis Financial Corporation (1997 – 2008); Treasurer of Aegis Value Fund, Inc. (1997 – 2009); Secretary of Aegis Value Fund, Inc. (2006 – 2008).	2	Director of Aegis Value Fund, Inc. (1997 – 2014).

Trustees and Officers
(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Officer of the Fund who is not also a Trustee
Sarah Q. Zhang Born: 1970 6862 Elm Street	Chief Compliance Officer	Since 2008	Chief Compliance Officer of Aegis Financial Corp.	N/A	N/A
Suite 830 McLean, VA 22101	Treasurer and Secretary	Since 2009	and Aegis Value Fund, Inc. since 2008; Treasurer and Secretary of Aegis Financial Corporation and Aegis Value Fund, Inc. since 2009.

*	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.

**	Mr. Barbee is considered to be an “Interested Trustee” because of his affiliation with the Advisor.

The Fund’s Statement of Additional Information includes additional information about Fund Trustee and is available, without charge, by calling the Fund’s toll-fee phone number, (800) 528-3780.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Funds’ toll-free telephone number, 800-528-3780. Information regarding how the Funds voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Funds’ proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Funds have adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Funds’ toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting the Funds at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Tax Designation

For the fiscal year ended December 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Aegis Value Fund	0.00%
Aegis High Yield Fund	4.89%

Other Information
(Unaudited)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2014 was as follows:

Aegis Value Fund	0.00%
Aegis High Yield Fund	4.47%

Foreign Shareholders

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended December 31, 2014 was as follows:

Aegis Value Fund	0.00%
Aegis High Yield Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short- term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2014 was as follows:

Aegis Value Fund	0.00%
Aegis High Yield Fund	0.00%

AEGIS FUNDS PRIVACY NOTICE
(This information is not part of the Report)

The Aegis Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

The Aegis Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

●	Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

●	Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the funds, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances. We do not sell your nonpublic personal information. The Aegis Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

Confidentiality and Security

The Aegis Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide product and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

The Aegis Funds	Custodian
c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Phone: (800) 528-3780 www.aegisvaluefund.com	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Board of Trustees	Administrator, Transfer Agent and Fund Accountant
Scott L. Barbee David A. Giannini Eskander Matta V. Scott Soler	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Officers	Independent Registered Public Accounting Firm
Scott L. Barbee, President Sarah Q. Zhang, Treasurer/Secretary/ Chief Compliance Officer	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, Pennsylvania 19103

Investment Advisor	Counsel
Aegis Financial Corporation 6862 Elm Street, Suite 830, McLean, VA 22101	Seward & Kissel, LLP 901 K Street N.W. Washington DC 20001

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$34,500	$26,500
Audit-Related Fees	$0	$0
Tax Fees	$5,500	$4,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	$5,500	$4,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed herewith.

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By  /s/ Scott L. Barbee
       Scott L. Barbee, President

Date  March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Scott L. Barbee
       Scott L. Barbee, President

Date  March 9, 2015

By  /s/ Sarah Q. Zhang
       Sarah Q. Zhang, Treasurer

Date  March 9, 2015